UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
FORM 8-K
________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) October 6, 2020
________________
BRICKELL BIOTECH, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-21088	93-0948554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5777 Central Avenue
Suite 102
Boulder, CO 80301
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 505-4755
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BBI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On October 6, 2020, Brickell Biotech, Inc. (the “Company”) issued a press release, which is furnished as Exhibit 99.1 to this report, announcing the initiation of its first pivotal U.S. Phase 3 clinical study evaluating sofpironium bromide gel, 15% as a potential treatment for primary axillary (underarm) hyperhidrosis.
The information in this Item 7.01, and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.
Item 8.01. Other Events.
On October 6, 2020, the Company announced the initiation of its first pivotal U.S. Phase 3 clinical study evaluating sofpironium bromide gel, 15% as a potential treatment for primary axillary (underarm) hyperhidrosis (the “Cardigan I Study”).
The Cardigan I Study, which is expected to enroll up to 350 subjects aged 9 years and older with primary axillary hyperhidrosis, is a multicenter, randomized, double-blinded, vehicle (placebo)-controlled Phase 3 study to evaluate the safety and efficacy of topically applied sofpironium bromide gel, 15%. Subjects will apply the investigational product once daily at bedtime to their underarms for 6 consecutive weeks, with a 2-week post-treatment follow-up. The co-primary efficacy endpoints include the proportion of subjects achieving at least a 2-point improvement on the Hyperhidrosis Disease Severity Measure-Axillary (HDSM-Ax) scale, a proprietary and validated patient-reported outcome measure, and change in gravimetric sweat production (GSP), each from baseline to end of treatment (EOT). In addition, safety and tolerability assessments will be performed throughout the study.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1    Press release issued by Brickell Biotech, Inc. on October 6, 2020
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements
Any statements made in this document relating to future financial, legal, business and/or research and clinical performance, conditions, plans, prospects, trends, or strategies and other such matters, including without limitation, the anticipated timing, scope, design and/or results of ongoing and future clinical trials, intellectual property rights, including the validity, term and enforceability of such, the expected timing and/or results of regulatory approvals and prospects for commercializing any of the Company’s product candidates, or research collaborations with its partners, including in Japan, the United States or any other country, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In addition, when or if used in this press release, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict,” “potential,” “look forward” and similar expressions and their variants, as they relate to the Company, may identify forward-looking statements. The Company cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time, often quickly and in unanticipated ways. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including without limitation, ability to obtain adequate financing to advance product development, ability to maintain and enforce intellectual property rights, potential delays for any reason in product development, regulatory changes, unsuccessful clinical trials, unanticipated demands on cash resources, any disruption to the Company’s business caused by the current COVID-19 pandemic, interruptions, disruption or inability to launch and commercialize the product by Kaken in

Japan, or obtain adequate pricing, and other risks associated with developing and obtaining regulatory approval for and commercializing product candidates.
Further information on the factors and risks that could cause actual results to differ from any forward-looking statements are contained in the Company’s filings with the United States Securities and Exchange Commission (SEC), which are available at https://www.sec.gov (or at https://www.brickellbio.com). The forward-looking statements represent the estimates of the Company as of the date hereof only, and the Company specifically disclaims any duty or obligation to update forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2020	Brickell Biotech, Inc.

	By:	/s/ Robert B. Brown
	Name:	Robert B. Brown
	Title:	Chief Executive Officer